UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Michael Donahue and Mr. Eboh Okorie to the Board of Directors

On March 24, 2022, the Board of Directors of Sterling Bancorp, Inc. (the “Company” and the foregoing board of directors, the “Board”), pursuant to its powers under the Amended and Restated Bylaws of the Company (“Bylaws”) and the Second Amended and Restated Articles of Incorporation of the Company (“Articles of Incorporation”), and upon the recommendation of the Nominating and Corporate Governance Committee of the Company, appointed Michael Donahue and Eboh Okorie as directors of the Board, effective immediately. Mr. Donahue and Mr. Okorie will serve as directors until the 2022 annual meeting of the shareholders of the Company (the “2022 Annual Meeting”) and until their respective successors are duly elected and qualified or their earlier resignation or removal. Mr. Donahue and Mr. Okorie have been nominated for re-election by the Company’s shareholders at the 2022 Annual Meeting. Mr. Donahue and Mr. Okorie have also been appointed to the Board of Directors of Sterling Bank and Trust, F.S.B., subject to the receipt of appropriate regulatory approvals and non-objections.

Mr. Donahue brings to the Board a wealth of legal and banking experience in the financial services industry. Mr. Donahue is a former Global Head of Securitization for BNP Paribas, arranging short- and long-term financing, both on and off balance sheet, for corporate and bank clients through the commercial paper and debt capital markets with teams based in New York, London, Paris, Milan, and Tokyo. Prior to joining BNP Paribas, Mr. Donahue was a Senior Managing Director for Merrill Lynch in London where he co-headed the group charged with executing all transactions involving structured debt and collateralized loan/bond/debt obligations. Before that, Mr. Donahue was a Director and Deputy Head of Deutsche Bank AG’s European Securitization Group, a practice he co-founded and helped grow into the leading securitization group in Europe with an emphasis on regulatory capital relief. Before joining Deutsche Bank, Mr. Donahue was an associate in Lehman Brothers’ Mortgage Finance Group. Mr. Donahue began his Wall Street career as an associate attorney in the capital markets practice at the law firm of Cadwalader, Wickersham & Taft LLP. Since leaving BNP Paribas in 2005, Mr. Donahue has focused on his personal investments including most recently the growing of a portfolio of renovated single-family homes for rent subsidized tenants in Chicago. Mr. Donahue has a B.S. in business management from the University of Maryland and a J.D. from Cornell Law School and is admitted to the New York Bar.

Mr. Okorie brings over 30 years of experience in the financial services industry to the Board. Mr. Okorie serves as President and CEO of Windy Hill Capital, a financial consulting firm providing expertise in the areas of financial and banking regulatory compliance, risk management, and financial instrument analysis. Mr. Okorie has also served as commissioner of town infrastructure and planning for the State Secretariat in Umuahia, Nigeria from 2015 to 2018 and as a member of the board of the Nigerian Investment Promotion Commission in Abuja, Nigeria from 2013 to 2016 assisting in promoting and coordinating investment, including foreign direct investments in the Nigerian economy. Prior to these roles, Mr. Okorie served as Vice President and director of compliance risk at Atlantic Bank of New York from 2001 to 2007 and as Vice President and director of compliance at North Side Savings Bank from 1994 to 1996. Mr. Okorie also has experience as Senior Examiner and Regulator for the Federal Reserve Bank, the Office of Thrift Supervision, and the Federal Home Loan Bank of New York. Mr. Okorie has a B.A. and M.B.A. from the University of Kansas.

There were no understandings or arrangements between Mr. Donahue or Mr. Okorie and any other persons pursuant to which Mr. Donahue and Mr. Okorie were appointed as directors. Mr. Donahue and Mr. Okorie are not parties to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Donahue and Mr. Okorie will participate in the Company’s director compensation program for non-employee directors, and the Board has determined that Mr. Donahue and Mr. Okorie are independent directors under applicable Company and Nasdaq standards.

A copy of the Company’s press release dated March 25, 2022 announcing the appointments of Mr. Donahue and Mr. Okorie is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

On March 24, 2022, the Board, at its duly called and held meeting, approved amendments to the Articles of Incorporation (the “Articles Amendment”), subject to shareholder approval at the 2022 Annual Meeting. The Articles Amendment ends the staggered three-year terms of office, and provides that directors be elected to hold office for a term expiring at the succeeding annual meeting and until their successors are duly elected and qualified or their earlier resignation or removal. The Articles Amendment also permits each current director to serve out the remainder of his or her term to which he or she was elected or appointed, provided that such director delivers written notice to the Board within five business days following approval by the Board. The Board also conditionally approved, subject to shareholder approval of the Articles Amendment, amendments to the Bylaws (the “Bylaws Amendment”), consistent with the Articles Amendment. The Articles Amendment and the Bylaws Amendment are required pursuant to the a definitive stipulation of settlement (the “Settlement”) to settle the demand for a derivative action brought by Raymond Cahnman, a purported shareholder of the Company, which was later reflected in a shareholder derivative complaint that was filed against the Company and certain current and former directors of the Company, styled Cahnman v. Allen, et al., No. 2:22-cv-10124 (E.D. Mich.). These amendments are part of a number of substantial corporate governance enhancements which are provided for in the Settlement, many of which were either completed prior to receipt of the shareholder demand or during the time the Settlement was negotiated.

Copies of the Articles Amendment and the Bylaws Amendment are filed as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “attribute,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “goal,” “target,” “outlook,” “aim,” “would” and “annualized,” or the negative versions of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and they are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. The risks, uncertainties and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2021, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
3.1	Third Amended and Restated Articles of Incorporation of Sterling Bancorp, Inc.
3.2	Second Amended and Restated Bylaws of Sterling Bancorp, Inc.
99.1	Company press release dated March 25, 2022
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Karen Knott
Karen Knott
Chief Financial Officer

Date: March 25, 2022